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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

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
      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                                  VALENTIS, INC.
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      (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the
                        Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
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           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
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/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
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           (3)  Filing Party:
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           (4)  Date Filed:
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                                 VALENTIS, INC.

                                 SUPPLEMENT TO
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 7, 1999

The following supplements and amends the information included under the caption
"Summary of Compensation" described on page 8 of the Proxy Statement of Valentis, Inc. for the Annual Meeting of Shareholders to be held on December 7, 1999.

The information disclosed in the Summary Compensation Table is amended to include a footnote 6 next to the name Rodney Pearlman, Ph.D., which footnote reads as follows:

    "(6) In connection with the Companys restructuring of its research and development efforts, Dr. Pearlman has submitted his resignation as Sr. Vice
    President of Research and Development. Dr. Pearlman will leave the Company on or prior to January 3, 2000."

Except as supplemented and amended as described above, the information appearing under the caption "Summary of Compensation" is as set forth in the Proxy
Statement.

This Supplement is being mailed to the Company's stockholders on or about
November 8, 1999.

                                          Patrick A. Pohlen
                                          Secretary

Burlingame, California
November 8, 1999